EXHIBIT 21

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES

	Company Name	Place of Incorporation
1)	Airport Hotels LLC	Delaware
2)	Ameliatel, a Florida GP	Florida
3)	Atlanta II Limited Partnership	Delaware
4)	Beachfront Properties, Inc.	Virgin Islands
5)	Benjamin Franklin Hotel, Inc.	Washington
6)	BRE/Swiss L.L.C.	Delaware
7)	Calgary Charlotte Holdings Company	Nova Scotia
8)	Calgary Charlotte Partnership	Alberta, CN
9)	CB Realty Sales, Inc.	Delaware
10)	CCES Chicago LLC	Delaware
11)	CCFH Maui LLC	Delaware
12)	CCFS Atlanta LLC	Delaware
13)	CCFS Philadelphia LLC	Delaware
14)	CCHH Atlanta LLC	Delaware
15)	CCHH Burlingame LLC	Delaware
16)	CCHH Cambridge LLC	Delaware
17)	CCHH Host Capitol Hill LLC	Delaware
18)	CCHH Maui LLC	Delaware
19)	CCHH Reston LLC	Delaware
20)	CCHI Singer Island LLC	Delaware
21)	CCMH Atlanta Marquis LLC	Delaware
22)	CCMH Atlanta Suites LLC	Delaware
23)	CCMH Chicago CY LLC	Delaware
24)	CCMH Copley LLC	Delaware
25)	CCMH Coronado LLC	Delaware
26)	CCMH Costa Mesa Suites LLC	Delaware
27)	CCMH DC LLC	Delaware
28)	CCMH Denver SE LLC	Delaware
29)	CCMH Denver Tech LLC	Delaware
30)	CCMH Denver West LLC	Delaware
31)	CCMH Diversified LLC	Delaware
32)	CCMH Downer’s Grove Suites LLC	Delaware
33)	CCMH Dulles AP LLC	Delaware
34)	CCMH Dulles Suites LLC	Delaware
35)	CCMH Fin Center LLC	Delaware
36)	CCMH Fisherman’s Wharf LLC	Delaware
37)	CCMH Gaithersburg LLC	Delaware
38)	CCMH Hanover LLC	Delaware
39)	CCMH Houston AP LLC	Delaware
40)	CCMH Houston Galleria LLC	Delaware
41)	CCMH IHP LLC	Delaware
42)	CCMH Kansas City AP LLC	Delaware
43)	CCMH Key Bridge LLC	Delaware
44)	CCMH Lenox LLC	Delaware
45)	CCMH Manhattan Beach LLC	Delaware
46)	CCMH Marina LLC	Delaware
47)	CCMH McDowell LLC	Delaware

EXHIBIT 21

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
48)	CCMH Memphis LLC	Delaware
49)	CCMH Metro Center LLC	Delaware
50)	CCMH Minneapolis LLC	Delaware
51)	CCMH Moscone LLC	Delaware
52)	CCMH Nashua LLC	Delaware
53)	CCMH Newark LLC	Delaware
54)	CCMH Newport Beach LLC	Delaware
55)	CCMH Newport Beach Suites LLC	Delaware
56)	CCMH Newton LLC	Delaware
57)	CCMH O’Hare AP LLC	Delaware
58)	CCMH O’Hare Suites LLC	Delaware
59)	CCMH Orlando LLC	Delaware
60)	CCMH Palm Desert LLC	Delaware
61)	CCMH Park Ridge LLC	Delaware
62)	CCMH Pentagon RI LLC	Delaware
63)	CCMH Perimeter LLC	Delaware
64)	CCMH Philadelphia AP LLC	Delaware
65)	CCMH Philadelphia Mkt. LLC	Delaware
66)	CCMH Portland LLC	Delaware
67)	CCMH Potomac LLC	Delaware
68)	CCMH Properties II LLC	Delaware
69)	CCMH Quorum LLC	Delaware
70)	CCMH Riverwalk LLC	Delaware
71)	CCMH Rocky Hill LLC	Delaware
72)	CCMH San Diego LLC	Delaware
73)	CCMH San Fran AP LLC	Delaware
74)	CCMH Santa Clara LLC	Delaware
75)	CCMH Scottsdale Suites LLC	Delaware
76)	CCMH South Bend LLC	Delaware
77)	CCMH Tampa AP LLC	Delaware
78)	CCMH Tampa Waterside LLC	Delaware
79)	CCMH Times Square LLC	Delaware
80)	CCMH Westfields LLC	Delaware
81)	CCRC Amelia Island LLC	Delaware
82)	CCRC Buckhead/Naples LLC	Delaware
83)	CCRC Dearborn LLC	Delaware
84)	CCRC Marina LLC	Delaware
85)	CCRC Naples Golf LLC	Delaware
86)	CCRC Phoenix LLC	Delaware
87)	CCRC San Francisco LLC	Delaware
88)	CCRC Tysons LLC	Delaware
89)	CCSH Atlanta LLC	Delaware
90)	CCSH Boston LLC	Delaware
91)	CCSH Chicago LLC	Delaware
92)	Chesapeake Hotel Limited Partnership	Delaware
93)	City Center Hotel Limited Partnership	Minnesota
94)	Cincinnati Plaza LLC	Delaware

EXHIBIT 21

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
95)	CLDH Meadowvale, Inc.	Ontario
96)	CLMH Airport, Inc.	Ontario
97)	CLMH Calgary, Inc.	Ontario
98)	CLMH Eaton Centre, Inc.	Ontario
99)	Davis Realty LLC	Delaware
100)	DS Hotel LLC	Delaware
101)	Durbin LLC	Delaware
102)	East Side Hotel Associates, L.P.	Delaware
103)	Elcrisa S.A. de C.V.	Mexico
104)	Euro JV Manager LLC	Delaware
105)	Farrell’s Ice Cream Parlour Restaurants LLC	Delaware
106)	Fernwood Atlanta Corporation	Delaware
107)	GLIC, LLC	Hawaii
108)	Harbor-Cal S.D. Partnership	California
109)	HHR Naples LLC	Delaware
110)	HHR Harbor Beach LLC	Delaware
111)	HHR Lauderdale Beach Limited Partnership	Delaware
112)	HHR Newport Beach LLC	Delaware
113)	HMA Realty Limited Partnership	Delaware
114)	HMA-GP LLC	Delaware
115)	HMC Airport, Inc.	Delaware
116)	HMC Amelia I LLC	Delaware
117)	HMC Amelia II LLC	Delaware
118)	HMC AP Canada Company	Nova Scotia
119)	HMC AP GP LLC	Delaware
120)	HMC AP LP	Delaware
121)	HMC Atlanta LLC	Delaware
122)	HMC BCR Holdings LLC	Delaware
123)	HMC Burlingame Hotel LLC	Delaware
124)	HMC Burlingame II LLC	Delaware
125)	HMC Burlingame LLC	Delaware
126)	HMC Cambridge LLC	Delaware
127)	HMC Capital Resources LLC	Delaware
128)	HMC Charlotte (Calgary) Company	Nova Scotia
129)	HMC Charlotte GP LLC	Delaware
130)	HMC Charlotte LP	Delaware
131)	HMC Chicago Lakefront LLC	Delaware
132)	HMC Chicago LLC	Delaware
133)	HMC Copley LLC	Delaware
134)	HMC Desert LLC	Delaware
135)	HMC Diversified American Hotels, L.P.	Delaware
136)	HMC Diversified LLC	Delaware
137)	HMC DSM LLC	Delaware
138)	HMC East Side II LLC	Delaware
139)	HMC East Side LLC	Delaware
140)	HMC Gateway LLC	Delaware
141)	HMC Georgia LLC	Delaware

EXHIBIT 21

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
142)	HMC Grace (Calgary) Company	Nova Scotia
143)	HMC Grand LLC	Delaware
144)	HMC Hanover LLC	Delaware
145)	HMC Hartford LLC	Delaware
146)	HMC Headhouse Funding LLC	Delaware
147)	HMC Host Restaurants LLC	Delaware
148)	HMC Hotel Development LLC	Delaware
149)	HMC Hotel Properties II Limited Partnership	Delaware
150)	HMC Hotel Properties Limited Partnership	Delaware
151)	HMC HT LLC	Delaware
152)	HMC JWDC GP LLC	Delaware
153)	HMC Kea Lani LLC	Delaware
154)	HMC Lenox LLC	Delaware
155)	HMC Manhattan Beach LLC	Delaware
156)	HMC Market Street LLC	Delaware
157)	HMC Maui LLC	Delaware
158)	HMC McDowell LLC	Delaware
159)	HMC McDowell Mountains LLC	Delaware
160)	HMC Mexpark LLC	Delaware
161)	HMC MHP II LLC	Delaware
162)	HMC Naples Golf, Inc.	Delaware
163)	HMC NGL LLC	Delaware
164)	HMC O’Hare Suites Ground LLC	Delaware
165)	HMC OLS I LLC	Delaware
166)	HMC OLS I LP	Delaware
167)	HMC OLS II LP	Delaware
168)	HMC OP BN LLC	Delaware
169)	HMC Pacific Gateway LLC	Delaware
170)	HMC Palm Desert LLC	Delaware
171)	HMC Partnership Properties LLC	Delaware
172)	HMC PLP LLC	Delaware
173)	HMC Polanco LLC	Delaware
174)	HMC Potomac LLC	Delaware
175)	HMC Properties I LLC	Delaware
176)	HMC Property Leasing LLC	Delaware
177)	HMC Reston LLC	Delaware
178)	HMC Retirement Properties, L.P.	Delaware
179)	HMC SBM Two LLC	Delaware
180)	HMC Seattle LLC	Delaware
181)	HMC SFO LLC	Delaware
182)	HMC Suites Limited Partnership	Delaware
183)	HMC Suites LLC	Delaware
184)	HMC Swiss Holdings LLC	Delaware
185)	HMC Times Square Hotel LLC	Delaware
186)	HMC Times Square Partner LLC	Delaware
187)	HMC Toronto Air Company	Nova Scotia
188)	HMC Toronto Airport GP LLC	Delaware

EXHIBIT 21

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
189)	HMC Toronto Airport LP	Delaware
190)	HMC Toronto EC Company	Nova Scotia
191)	HMC Toronto EC GP LLC	Delaware
192)	HMC Toronto EC LP	Delaware
193)	HMC/Interstate Manhattan Beach, L.P.	Delaware
194)	HMC/RGI Hartford, L.P.	Delaware
195)	HMH General Partner Holdings LLC	Delaware
196)	HMH HPT CBM LLC	Delaware
197)	HMH HPT RIBM LLC	Delaware
198)	HMH Marina LLC	Delaware
199)	HMH Pentagon LLC	Delaware
200)	HMH Restaurants LLC	Delaware
201)	HMH Rivers L.P.	Delaware
202)	HMH Rivers LLC	Delaware
203)	HMH WTC LLC	Delaware
204)	HMT Lessee Sub (Atlanta) LLC	Delaware
205)	HMT Lessee Sub (Palm Desert) LLC	Delaware
206)	HMT Lessee Sub (SDM Hotel) LLC	Delaware
207)	HMT Lessee Sub I LLC	Delaware
208)	HMT Lessee Sub II LLC	Delaware
209)	HMT Lessee Sub III LLC	Delaware
210)	HMT Lessee Sub IV LLC	Delaware
211)	HMT SPE (Atlanta) Corporation	Delaware
212)	HMT SPE (Palm Desert) Corporation	Delaware
213)	Hopewell Associates, L.P.	Georgia
214)	Host Atlanta Perimeter Ground LLC	Delaware
215)	Host SH Boston Corporation	Massachusetts
216)	Host CAD Business Trust	Maryland
217)	Host CLP Business Trust	Maryland
218)	Host CLP LLC	Delaware
219)	Host California Corporation	Delaware
220)	Host Cincinnati Hotel LLC	Delaware
221)	Host Cincinnati II LLC	Delaware
222)	Host Capitol Hill LLC	Delaware
223)	Host DSM Limited Partnership	Delaware
224)	Host Dallas Quorum Ground LLC	Delaware
225)	Host Denver Hotel Company	Delaware
226)	Host Denver LLC	Delaware
227)	Host FJD Business Trust	Maryland
228)	Host Financing LLC	Delaware
229)	Host Fourth Avenue LLC	Delaware
230)	Host Hanover Limited Partnership	Delaware
231)	Host Harbor Island Corporation	Delaware
232)	Host Hotel Limited	United Kingdom
233)	Host Houston Briar Oaks, L.P.	Delaware
234)	Host Indianapolis Hotel LLC	Delaware
235)	Host Indianapolis Hotel Member LLC	Delaware

EXHIBIT 21

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
236)	Host Indianapolis I LLC	Delaware
237)	Host Indianapolis LLC	Indiana
238)	Host Kierland LLC	Delaware
239)	Host La Jolla LLC	Delaware
240)	Host Los Angeles LLC	Delaware
241)	Host Maui Vacation Ownership LLC	Delaware
242)	Host Mission Hills LLC	Delaware
243)	Host Mission Hills II LLC	Delaware
244)	Host Mission Hills Hotel LLC	Delaware
245)	Host Needham LLC	Delaware
246)	Host Needham II LLC	Delaware
247)	Host Needham Hotel LLC	Delaware
248)	Host of Boston, Ltd.	Massachusetts
249)	Host of Houston 1979	Texas
250)	Host of Houston Ltd.	Texas
251)	Host Park Ridge LLC	Delaware
252)	Host PLN Business Trust	Maryland
253)	Host Realty LLC	Delaware
254)	Host Realty Company LLC	Delaware
255)	Host Realty Hotel LLC	Delaware
256)	Host Realty Partnership, L.P.	Delaware
257)	Host San Diego LLC	Delaware
258)	Host San Diego Hotel LLC	Delaware
259)	Host Tucson LLC	Delaware
260)	Host UK Business Trust	Maryland
261)	Host Waltham LLC	Delaware
262)	Host Waltham II LLC	Delaware
263)	Host Waltham Hotel LLC	Delaware
264)	HST Chicago Ground LLC	Delaware
265)	HST GP LAX LLC	Delaware
266)	HST GP Mission Hills LLC	Delaware
267)	HST GP San Diego LLC	Delaware
268)	HST GP SR Houston LLC	Delaware
269)	HST GP South Coast LLC	Delaware
270)	HST I LLC	Delaware
271)	HST II LLC	Delaware
272)	HST III LLC	Delaware
273)	HST Asia/Australia TRS LLC	Delaware
274)	HST Asia/Australia LLC	Delaware
275)	HST Asia/Australia Asset Manager LLC	Delaware
276)	HST Kierland LLC	Delaware
277)	HST Lessee Boston LLC	Delaware
278)	HST Lessee Cincinnati LLC	Delaware
279)	HST Lessee CMBS LLC	Delaware
280)	HST Lessee Denver LLC	Delaware
281)	HST Lessee Indianapolis LLC	Delaware
282)	HST Lessee Keystone LLC	Delaware

EXHIBIT 21

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
283)	HST Lessee LAX LP	Delaware
284)	HST Lessee Mission Hills LP	Delaware
285)	HST Lessee Needham LLC	Delaware
286)	HST Lessee San Diego LP	Delaware
287)	HST Lessee SLT LLC	Delaware
288)	HST Lessee SNYT LLC	Delaware
289)	HST Lessee South Coast LP	Delaware
290)	HST Lessee SR Houston LLC	Delaware
291)	HST Lessee Tucson LLC	Delaware
292)	HST Lessee Waltham LLC	Delaware
293)	HST Lessee West Seattle LLC	Delaware
294)	HST Lessee WNY LLC	Delaware
295)	HST Lessee WSeattle LLC	Delaware
296)	HST LT LLC	Delaware
297)	HST RHP LLC	Delaware
298)	HST Sub-Owner LLC	Delaware
299)	HTKG Development Associates Management Corporation	California
300)	IHP Holdings Partnership LP	Pennsylvania
301)	Ivy Street Hopewell LLC	Delaware
302)	Ivy Street Hotel Limited Partnership	Georgia
303)	Ivy Street LLC	Delaware
304)	JWDC Limited Partnership	Delaware
305)	Lauderdale Beach Association	Florida
306)	Market Street Host LLC	Delaware
307)	Marriott Mexico City Partnership, G.P.	Delaware
308)	MDSM Finance LLC	Delaware
309)	Mutual Benefit Chicago Suite Hotel Partners, L.P.	Delaware
310)	New Market Street LP	Delaware
311)	Pacific Gateway, Ltd.	California
312)	Philadelphia Airport Hotel Limited Partnership	Pennsylvania
313)	Philadelphia Airport Hotel LLC	Delaware
314)	Philadelphia Market Street HMC Hotel Limited Partnership	Delaware
315)	Philadelphia Market Street Marriott Hotel II Limited Partnership	Delaware
316)	PM Financial LLC	Delaware
317)	PM Financial LP	Delaware
318)	Potomac Hotel Limited Partnership	Delaware
319)	PRM LLC	Delaware
320)	RHP Foreign Lessee LLC	Delaware
321)	Rockledge CBM Investor II LLC	Delaware
322)	Rockledge CBM One Corporation	Delaware
323)	Rockledge Hanover LLC	Delaware
324)	Rockledge HMC BN LLC	Delaware
325)	Rockledge HMT LLC	Delaware
326)	Rockledge Hotel LLC	Delaware
327)	Rockledge Hotel Properties, Inc.	Delaware
328)	Rockledge Insurance Company (Cayman) Ltd.	Cayman Islands
329)	Rockledge Manhattan Beach LLC	Delaware

EXHIBIT 21

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
330)	Rockledge Minnesota LLC	Delaware
331)	Rockledge NY Times Square LLC	Delaware
332)	Rockledge Potomac LLC	Delaware
333)	Rockledge Riverwalk LLC	Delaware
334)	Rockledge Square 254 LLC	Delaware
335)	S.D. Hotels LLC	Delaware
336)	Santa Clara HMC LLC	Delaware
337)	Santa Clara Host Hotel Limited Partnership	Delaware
338)	Seattle Host Hotel Company LLC	Delaware
339)	Host Holding Business Trust	Maryland
340)	SNYT LLC	Delaware
341)	South Coast Host Hotel LLC	Delaware
342)	Starlex LLC	Delaware
343)	Timeport, L.P.	Georgia
344)	Times Square GP LLC	Delaware
345)	Times Square HMC Hotel, L.P.	New York
346)	Times Square LLC	Delaware
347)	Timewell Group, L.P.	Georgia
348)	W&S Realty Corporation of Delaware	Delaware
349)	Wellsford-Park Ridge HMC Hotel Limited Partnership	Delaware
350)	YBG Associates LLC	Delaware